1 Fiscal 2016 Third Quarter Results John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. In addition, this presentation uses certain non-GAAP financial measures. Please see the appendix for reconciliations of these measures to the most comparable GAAP financial measure. About This Presentation

3 Third Quarter Recap John Walsh President & CEO, UGI

4 Third Quarter Earnings Recap 1 Q3-16 GAAP was EPS $0.34; Q3-15 GAAP EPS was $0.05. See appendix for Adjusted EPS reconciliation. Q3 Weather • Superior execution aided by cooler weather in early spring shoulder months • International segment delivered outstanding results driven by Finagaz acquisition and higher unit margins • On track to deliver record full year results despite year-to-date weather that was significantly warmer than normal • Our integrated Marcellus portfolio provides significant opportunities to expand our network with major new investments $0.23 $0.07 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 Q3-16 Q3-15 Adjusted EPS1 vs. Normal 5.5% Colder than Prior Year vs. Normal 23.6% Colder than Prior Year vs. Normal 37.8% Colder than Prior Year vs. Normal 30.9% Colder than Prior Year

5 Key Accomplishments • Filed UGI Gas rate case settlement in June. If approved, our new rates would increase by $27 million and become effective mid-October • Recently expanded LNG facility in Temple, PA is being fully utilized • $1.35 billion AmeriGas refinancing will lower its cost of capital and address long-term refinancing needs • International segment results driven by: o Solid margin management o Strong contribution from Finagaz acquisition

6 Financial Review Kirk Oliver Chief Financial Officer, UGI

7 Q3 Adjusted Earnings 1 Not associated with current period transactions. 2 Associated with the Finagaz acquisition. 3 Associated loss on extinguishment of debt in 2015 is included in interest expense on the condensed consolidated financial statements. Three Months Ended June 30, 2016 2015 Net income attributable to UGI Corporation $60.7 $9.6 Net after-tax gains on commodity derivative instruments1 (29.6) (4.9) Net after-tax acquisition and integration expenses2 2.8 3.1 Loss on extinguishments of debt3 6.1 4.6 Adjusted net income attributable to UGI Corporation $40.0 $12.4 Three Months Ended June 30, 2016 2015 UGI Corporation - Diluted Earnings Per Share (GAAP) $0.34 $0.05 Net after-tax gains on commodity derivative instruments1 (0.16) (0.03) Net after-tax acquisition and integration expenses2 0.02 0.02 Loss on extinguishments of debt3 0.03 0.03 Adjusted diluted earnings per share $0.23 $0.07 (millions)

8 1Percent change in Heating Degree Days. Q3 Weather – Colder Than Prior Year VERSUS NORMAL1 VERSUS PRIOR YEAR1 37.8% Colder 23.6% Colder 5.5% Colder 30.9% Colder COLDER WARMER

9 FY 2015 FY 2016 Q3 Adjusted EBITDA $ 48.9 Retail Volume $ 0.7 Retail Unit Margin $ 9.2 Wholesale and Other Total Margin $ (0.6) Operating and Administrative Expenses $ 6.1 Other $ 0.3 Q3 Adjusted EBITDA1 $ 64.6 Financial Results – AmeriGas 5.5% colder than prior year Total Margin • Volume comparable to prior year on slightly colder weather • Retail unit margin management drove higher total margin • Lower compensation and benefits expenses and vehicle fuel costs drove lower operating expenses Weather (millions) vs. Normal 1 Partnership adjusted EBITDA for the three months ended June 30, 2016 excludes $37.1 million of costs associated with early extinguishments of debt.

10 Financial Results – UGI International 23.6% colder than prior year • Higher total margin driven by acquisition of Finagaz, strong unit margin management at both Finagaz and Antargaz, and colder weather • Active management of expenses with integration of Finagaz • Interest expense lower as prior period included a $10.3 million loss on extinguishment of debt UGI France Weather Acquisition and Integration Related Expenses $ 4.9 $ 4.5 Loss on extinguishments of debt 10.3 - Adj. (Loss) Income Before Income Taxes1 $ (1.7) $ 32.2 (millions) FY 2015 FY 2016 Q3 Loss Before Taxes $ (16.9) Total Margin $ 78.7 Operating and Administrative Expenses $ (37.9) Depreciation and Amortization $ (6.3) Interest Expense $ 10.8 Other $ (0.7) Q3 Income Before Taxes $ 27.7 vs. Normal 1 Adjusted Income Before Income Taxes is a Non-GAAP measure.

11 Financial Results – UGI Utilities • Total margin favorable due to higher core market throughput as weather was colder than prior year • Lower distribution and customer accounts expenses drove lower operating expenses • Reduction in other income reflects incremental income in 2015 from construction services and the sale of HVAC business 37.8% colder than prior year Gas Utility Weather (millions) FY 2015 FY 2016 Q3 Income Before Taxes $ 10.3 Total Margin $ 6.2 Operating and Administrative Expenses $ 7.9 Depreciation and Amortization $ (0.7) Interest Expense $ 0.8 Other $ (3.8) Q3 Income Before Taxes $ 20.7 vs. Normal

12 Financial Results – Midstream & Marketing • Lower margin resulting from: • Reduced volatility in capacity values that drove lower capacity margin ($7.4 million) • Lower electric generation total margin ($1.8 million) • Partially offset by higher natural gas total margin • Slightly lower operating expenses offset by slightly higher depreciation 30.9% colder than prior year Weather (millions) FY 2015 FY 2016 Q3 Income Before Taxes $ 19.0 Total Margin $ (7.9) Operating and Administrative Expenses $ 0.5 Depreciation and Amortization $ (0.5) Interest Expense $ 0.1 Other $ (0.3) Q3 Income Before Taxes $ 10.9 vs. Normal

13 Liquidity and Guidance • Strong cash generation • Access to cash and bank capacity • AmeriGas refinancing lowered average borrowing costs and extended maturities • Utility drew $100 million on its private placement to repay revolving credit facility Liquidity • FY 16 Adjusted EPS at the upper end, or slightly above, our guidance range of $1.95 to $2.051 Guidance 1 Due to the forward looking nature of Adjusted EPS, we are unable to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular mark-to-market gains (losses), for future periods due to market volatility.

14 Third Quarter Recap Jerry Sheridan President & CEO, AmeriGas

15 Third Quarter Recap  Solid margin management, expense control and colder weather contributed to strong results  Weather was 7.5% warmer than normal and 5.5% colder than the prior year  Increased unit margins $0.04 despite 26% increase in propane costs over prior year 1 See appendix for reconciliation of Adjusted EBITDA. $65 $49 $0 $20 $40 $60 $80 $100 Q3-16 Q3-15 Adjusted EBITDA1 $mm

16 Growth Initiatives Cylinder Exchange • 3% increase in cylinders sold, driven by a 14% increase in the month of June Acquisitions • Completed two acquisitions in June and one in July • Have closed six acquisitions year-to-date National Accounts: • Volume increased 6% as it benefited from the cooler weather and account growth

17 Refinancing and Guidance • Completed $1.35 billion refinancing o $675 million matures 2024 o $675 million matures 2026 • Extends our weighted average maturities from 3.8 years to 9 years • Reduces cash interest by $5 million per year • Continue to focus on solid distribution coverage to support annual distribution increases Adjusted EBITDA guidance range remains $575 - $600 million1 1 Due to the forward looking nature of Adjusted EBITDA, we are unable to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular mark-to-market gains (losses), for future periods due to market volatility.

18 Conclusion John Walsh President & CEO, UGI

19 Strategic Investments Update Midstream & Marketing Sunbury Pipeline • Currently under construction • Completion early 2017 • In service Summer 2017 PennEast Pipeline • Draft Environmental Impact Statement issued • Anticipate FERC’s final decision in 2017 • Targeting in-service 2nd half 2018 Manning LNG • On-track to be completed in January 2017 Utilities • Project activity is robust and expected to continue • New UGI Gas rates are expected to become effective in October • UGI Gas DSIC surcharge would minimize regulatory lag on investment AmeriGas • Adjusted EBITDA up over 30% over prior year • Solid volume growth in both ACE and National Accounts programs International • Finagaz and Hungary contributed to strong results • Integrations remain on track

20 Conclusion • Strong results with record third quarter earnings • Major investments are clearly yielding results • Continue to expect the strong underlying demand for natural gas will stress the existing infrastructure • The increasing “infrastructure gap” will continue to yield investment opportunities for UGI while enhancing the value of existing assets

21 Appendix

22  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity derivative instruments not associated with current period transactions, loss on extinguishment of debt and Finagaz transition and acquisition expenses. Volatility in net income at UGI can occur as a result of gains and losses on commodity derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). Effective October 1, 2014, UGI International determined that on a prospective basis it would not elect cash flow hedge accounting for its commodity derivative transactions and also de-designated its then-existing commodity derivative instruments accounted for as cash flow hedges. Also effective October 1, 2014, AmeriGas Propane de-designated its remaining commodity derivative instruments accounted for as cash flow hedges. Previously, AmeriGas Propane had discontinued cash flow hedge accounting for all commodity derivative instruments entered into beginning April 1, 2014.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity derivative instruments not associated with current-period transactions and (2) other discrete items that can affect the comparison of period-over- period results.  The following table reconciles net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. Non-GAAP Financial Measures

23 UGI Adjusted Net Income and EPS Three Months Ended (Dollars in millions, except per share amounts) 2016 2015 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 60.7$ 9.6$ Net gains on commodity derivative instruments not associated with current period transactions (net of tax of $18.0, $2.4, $32.4 and $(27.7), respectively) (a) (b) (29.6) (4.9) Acquisition and integration expenses associated with Finagaz (net of tax of $(1.7), $(1.8), $(5.9) and $(5.3), respectively) (a) 2.8 3.1 Loss on extinguishments of debt (net of tax of $(3.9), $(5.7), $(3.9) and $(5.7), respectively) (a) (c) 6.1 4.6 Adjusted net income attributable to UGI Corporation 40.0$ 12.4$ Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted 0.34$ 0.05$ Net gains on commodity derivative instruments not associated with current period transactions(b) (0.16) (0.03) Acquisition and integration expenses associated with Finagaz 0.02 0.02 Loss on extinguishments of debt 0.03 0.03 Adjusted diluted earnings per share 0.23$ 0.07$ June 30, (a) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates (which approximates the consolidated effective tax rate). (b) Includes the effects of rounding. (c) Associated loss on extinguishment of debt in the 2015 three-month period is included in interest expense on the condensed consolidated financial statements.

UGI Segment Summary

UGI CORPORATION

Three Months Ended June 30, 2016	Total	Eliminations	AmeriGas Propane	UGI Utilities	Midstream & Marketing: Energy Services	Midstream & Marketing: Electric Generation	UGI International: UGI France	UGI International: Flaga & Other	Corporate & Other (b)
Revenues	1,130.8	(20.0) (c)	446.7	140.3	156.8	11.7	280.7	114.8	(0.2)
Cost of sales	433.0	(19.2) (c)	170.8	44.4	121.7	4.9	117.9	61.8	(69.3)
Segment profit:									
Operating income (loss)	155.7	0.1	18.3	29.8	12.6	(1.3)	24.7	8.8	62.7
Income (loss) from equity investees	—	—	—	—	—	—	—	—	—
Loss on extinguishments of debt	(37.1)	—	(37.1)	—	—	—	—	—	—
Interest expense	(56.4)	—	(40.9)	(9.1)	(0.4)	—	(4.9)	(0.9)	(0.2)
Income (loss) before income taxes	62.2	0.1	(59.7)	20.7	12.2	(1.3)	19.8	7.9	62.5
Partnership Adjusted EBITDA (a)			64.6						

Three Months Ended June 30, 2015 (d)	Total	Eliminations	AmeriGas Propane	UGI Utilities	Midstream & Marketing: Energy Services	Midstream & Marketing: Electric Generation	UGI International: UGI France	UGI International: Flaga & Other	Corporate & Other (b)
Revenues	1,148.1	(27.0) (c)	478.0	143.5	189.5	16.2	196.1	150.7	1.1
Cost of sales	586.4	(26.4) (c)	211.4	53.7	148.2	7.7	107.9	101.8	(17.9)
Segment profit:									
Operating income	56.1	$—	0.8	20.2	18.2	1.3	(9.1)	8.8	15.9
Loss from equity investees	—	—	—	—	—	—	—	—	—
Loss on extinguishments of debt	—	—	—	—	—	—	—	—	—
Interest expense	(67.5)	—	(40.3)	(9.9)	(0.5)	—	(15.7) (e	(0.9)	(0.2)
(Loss) income before income taxes	(11.4)	$—	(39.5)	10.3	17.7	1.3	(24.8)	7.9	15.7
Partnership Adjusted EBITDA (a)			48.9						

(a) The following table provides a reconciliation of Partnership Adjusted EBITDA to AmeriGas Propane (loss) income before income taxes:

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015
Partnership Adjusted EBITDA	$ 64.6	$ 48.9
Depreciation and amortization	(46.4)	(48.0)
Interest expense	(40.9)	(40.3)
Loss on extinguishments of debt	(37.1)	-
Noncontrolling interests (i)	0.1	(0.1)
(Loss) income before income taxes	$ (59.7)	$ (39.5)

(b) Corporate & Other results principally comprise (1) net expenses of UGI's captive general liability insurance company, and (2) UGI Corporation's unallocated corporate and general expenses and interest income. In addition, Corporate & Other results also include the effects of net pre-tax gains and (losses) on commodity derivative instruments not associated with current-period transactions totaling $67.9 and $(18.1) during the three months ended June 30, 2016 and 2015, respectively, and $133.0 and $(109.5) during the nine months ended June 30, 2016 and 2015, respectively. Corporate & Other assets principally comprise cash and short-term investments of UGI and its captive insurance company; UGI corporate headquarters' assets; and our investment in a private equity partnership.

(c) Represents the elimination of intersegment transactions principally among Midstream & Marketing, UGI Utilities and AmeriGas Propane.
(d) Certain amounts have been restated to reflect the current-year changes in our segment presentation as described above.
(e) UGI France interest expense includes pre-tax loss of $10.3 associated with an early extinguishment of debt.

24

25 AmeriGas Non-GAAP Financial Measures  Management believes earnings before interest, income taxes, depreciation and amortization (“EBITDA”), as adjusted for the effects of gains and losses on commodity derivative instruments not associated with current-period transactions and other gains and losses that competitors do not necessarily have ("Adjusted EBITDA"), is a meaningful non-GAAP financial measure used by investors to (1) compare the Partnership’s operating performance with that of other companies within the propane industry and (2) assess the Partnership’s ability to meet loan covenants. The Partnership’s definition of Adjusted EBITDA may be different from those used by other companies. Management uses Adjusted EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes, the effects of gains and losses on commodity derivative instruments not associated with current-period transactions or historical cost basis. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses Adjusted EBITDA to assess the Partnership’s profitability because its parent, UGI Corporation, uses the Partnership’s EBITDA, as adjusted to exclude gains and losses on commodity derivative instruments not associated with current-period transactions, to assess the profitability of the Partnership which is one of UGI Corporation’s industry segments. UGI Corporation discloses the Partnership’s EBITDA, as so adjusted, in its disclosure about industry segments as the profitability measure for its domestic propane segment.

26 AmeriGas Adjusted EBITDA EBITDA and Adjusted EBITDA: 2016 2015 Net (loss) income attributable to AmeriGas Partners (33.1)$ (25.6)$ Income tax expense (a) 1.0 0.7 Interest expense 40.8 40.3 Depreciation 35.7 37.4 Amortization 10.7 10.7 EBITDA 55.1 63.5 Subtract net (gains) add net losses on commodity derivative instruments not associated with current- period transactions (27.8) (14.8) Noncontrolling interest in net gains (losses) on commodity derivative instruments not associated with current-period transactions (a) 0.2 0.2 Loss on extinguishments of debt 37.1 - Adjusted EBITDA 64.6$ 48.9$ (a) Includes the impact of rounding. Three Months Ended June 30,

27 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com